UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2011

Citizens South Banking Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-23971	54-2069979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   704-868-5200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On August 22, 2011, Citizens South Banking Corporation (the "Company") issued a press release announcing that the Company has received preliminary approval from the U.S. Department of the Treasury to participate in the Small Business Lending Fund ("SBLF"). The press release announcing the receipt of SBLF preliminary approval is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

99 Additional Exhibits:

     (a)     Text of written press release by Citizens South Banking Corporation announcing preliminary approval for SBLF.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens South Banking Corporation (Registrant)
August 22, 2011 (Date)	By:	/s/ KIM S. PRICE Kim S. Price President and Chief Executive Officer
	By:	/s/ GARY F. HOSKINS Gary F. Hoskins Chief Financial Officer